Subsequent Events	12 Months Ended
Feb. 28, 2018
Subsequent Events [Abstract]
Subsequent Events
16.	SUBSEQUENT EVENTS

In March 2018, the Group entered into an acquisition agreement with a third party to acquire 90% equity shares of a renowned early childhood education provider in Shanghai, China for a total consideration of RMB128.9 million(US$20.4 million) in cash. The transaction has been substantially completed in May 2018. Due to the timing of the close of the transaction, the Group is in the process of completing the initial accounting of this acquisition as a business combination in accordance with ASC 805, Business Combinations, including the allocation of the purchase price to the fair value of identifiable assets acquired and liabilities assumed.